UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2010 (April 21, 2010)

RURBAN FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

401 Clinton Street, Defiance, Ohio 43512
(Address of principal executive offices) (Zip Code)

(419) 783-8950
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2010, the Board of Directors of Rurban Financial Corp. (“Rurban”) issued a news release announcing the appointment of Anthony V. Cosentino as Chief Financial Officer of Rurban and The State Bank and Trust Company (“State Bank”) effective April 21, 2010.  Mr. Cosentino was hired as Executive Vice President of Rurban and State Bank on March 1, 2010, as previously reported in the Current Report on Form 8-K filed by Rurban on March 1, 2010.  Mr. Cosentino succeeds Duane L. Sinn as Chief Financial Officer of Rurban and State Bank.  As previously reported, Mr. Sinn is transitioning to Rurbanc Data Services, Inc., dba RDSI Banking Systems (“RDSI”), to become its Executive Vice President and Chief Financial Officer in connection with the planned spin-off of RDSI by Rurban.

A copy of the April 27, 2010 news release is included with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting of Shareholders (the “Annual Meeting”) of Rurban was held on April 22, 2010, in Defiance, Ohio.  At the close of business on the record date for the Annual Meeting (February 24, 2010), a total of 4,861,779 Rurban common shares were outstanding and entitled to vote.  A total of 3,670,075, or 75.49% of the outstanding common shares outstanding and entitled to vote, were represented in person or by proxy at the Annual Meeting.  Provided below are the final voting results for the Annual Meeting.

Proposal No. 1:

The following directors were elected at the Annual Meeting for three-year terms expiring in 2013:

	Number of Votes
	For	Withheld	Broker Non-Votes	Abstain
Thomas M. Callan	2,615,309	203,901	850,865	N/A
Richard L. Hardgrove	2,636,129	183,081	850,865	N/A
Mark A. Klein	2,630,868	188,342	850,865	N/A
Steven D. VanDemark	2,405,651	413,555	850,865	N/A

Proposal No. 2:

With respect to the vote to ratify the appointment of BKD, LLP as the independent registered public accounting firm of Rurban for the fiscal year ending December 31, 2010:

Number of Votes
For	Against	Broker Non-Votes	Abstain
3,594,526	35,568	N/A	39,981

Item 9.01.    Financial Statements and Exhibits

(a)   Not Applicable

(b)   Not Applicable

(c)   Not Applicable

(d)   Exhibits

Exhibit No.	Description

99.1	News release issued by Rurban Financial Corp. on April 27, 2010 announcing the appointment of Anthony V. Cosentino as Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURBAN FINANCIAL CORP.

Dated: April 27, 2010	By:	/s/ Mark A. Klein
Mark A. Klein
President and Chief Executive Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated April 27, 2010

Rurban Financial Corp.

Exhibit No.	Description
99.1	News release issued by Rurban Financial Corp. on April 27, 2010 announcing the appointment of Anthony V. Cosentino as Chief Financial Officer